UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2026

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15997	95-4783236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Estrella Way Suite 6000 West
Burbank, California		91504
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 447-3870

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 19, 2026, Entravision Communications Corporation (the “Company”) terminated the employment of Jeffery Liberman, President and Chief Operating Officer, effective immediately. Subject to the execution of a release, Mr. Liberman will be entitled to certain remuneration, rights and benefits associated with a termination of a “Group II executive” without “cause” (as each term is defined in the Company’s Executive Severance and Change in Control Plan, previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on May 17, 2023). Mr. Liberman is not entitled to any severance payments beyond what is set forth in the Company’s Executive Severance and Change in Control Plan, as modified by that amendment letter between the Company and Mr. Liberman, which was previously filed as an exhibit to the Company's Current Report on Form 8-K filed on April 7, 2025.

(c) On February 19, 2026, the Company appointed Mark Boelke as Chief Operating Officer of the Company, effective immediately, in addition to his current role as Chief Financial Officer of the Company. Mr. Boelke, age 54, has served as the Company’s Chief Financial Officer since May 2024. Prior to that, he was the Company's General Counsel and Secretary since 2006, after joining the Company in 2005 as Deputy General Counsel and Vice President of Legal Affairs. Before joining the Company, Mr. Boelke was an attorney at O’Melveny & Myers LLP. Mr. Boelke earned his law degree from the University of Minnesota Law School and a Bachelor of Arts degree from St. Olaf College.

There are no arrangements or understandings between Mr. Boelke and any other person pursuant to which he was appointed, nor are there are any family relationships between Mr. Boelke and any of the Company’s directors or executive officers. Mr. Boelke does not have any material interest in any transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entravision Communications Corporation

Date:	February 20, 2026	By:	/s/ Michael Christenson
Michael Christenson, Chief Executive Officer